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                                                                   EXHIBIT 10.13


         THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                             THE MACREPORT.NET, INC
                           CONVERTIBLE PROMISSORY NOTE


         Note No. 2002-01                                         June 2, 2002

         $___________                                         New York, New York


         FOR VALUE RECEIVED, THE MACREPORT.NET, INC a Delaware corporation ("Company") promises to pay to ___________ ("Holder") or its registered assigns, the principal sum of $___________, or such lesser amount as shall then equal the outstanding principal amount hereof, together with simple interest from the date of this Note on the unpaid principal balance at a rate equal to eight percent (8%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) June 1, 2003 (the "Maturity Date") or (ii) when such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below).

         This Note is one of a series of Notes having serial numbers:
"2002-01" et. seq. (the "Notes") issued in June 2002, not to exceed $1,000,000 in total principal amount. The Notes shall rank equally without preference or priority of any kind over one another and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the principal amount of outstanding indebtedness represented thereby.

         The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

         (a) For purposes of the foregoing, the "Articles" shall mean the Articles of Incorporation of Company.


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         (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (c) "Company" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company under this Note.

         (d) "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

         (e) "Indebtedness" of shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principals), (iv) all obligations with respect to capital leases, (v) all guaranty obligations, (vi) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, and (vii) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

         (f) "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any equity securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (i) and (ii) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales in the ordinary course of such Person's business.

         (g) "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

         (h) "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 9(c) hereof.

2. Interest. Accrued interest on this Note shall be payable at such time as the outstanding principal amount hereof shall be paid in full.

3. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:


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         (a) Failure to Pay. If this Note has not been previously converted pursuant to the terms hereunder, Company shall fail to pay any principal or interest payment within seven (7) business days of the Maturity Date hereunder; or

         (b) Voluntary Bankruptcy or Insolvency Proceedings. Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, or (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or

         (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within one hundred twenty (120) days of commencement.

4. Rights of Holder upon Default. Upon the occurrence or existence of an Event of Default referred to in Paragraph 3(a) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Paragraphs 3(b) and 3(c), immediately and without notice, all outstanding obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

5. Conversion.

         (a) Voluntary Conversion. If this Note has not been (i) converted pursuant to Section 5(c) hereof; or (ii) prepaid pursuant to Section 14 hereof, during the period, if any, beginning upon the closing of a merger or consolidation of the Company in which the stockholders of the Company as of the date hereof own, in the aggregate, less than 50% of the combined voting power of the entity and ending on the Maturity Date, the Holders shall have the option, in their sole discretion, to convert this Note into shares of common stock of the Company ("Common Stock"). The Company shall give the Holders ten (10) days prior written notice of such merger or consolidation of the Company. In the event of the conversion of this Note into shares of Common Stock pursuant to this Section 5(a), this Note shall convert into that number of fully paid and nonassessable shares of


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Common Stock determined by dividing all of the unpaid principal and interest due on this Note as of the date of conversion by 2.00. The Conversion Price shall be subject to adjustment for stock splits, stock dividends and the like. As a condition precedent to conversion of this Note into shares of Common Stock, the Holders will be required to execute a stock purchase agreement and other agreements customarily prepared in connection with the conversion of a Note into shares of Common Stock.

         (b) Conversion at Maturity Date. If this Note has not been (i) converted pursuant to Section 5(a) or Section 5(c) hereof; or (ii) prepaid pursuant to Section 14 hereof, on the Maturity Date, the Holder shall have the option to choose to receive from the Company, in lieu of cash, that number of fully paid and nonassessable shares of Common Stock determined by dividing all of the unpaid principal and interest due on this Note as of the date of conversion by 2.00. As a condition precedent to conversion of this Note into shares of Common Stock, the Holders will be required to execute a stock purchase agreement and other agreements customarily prepared in connection with the conversion of a Note into shares of Common Stock.

         (c) Prepayment Conversion. Notwithstanding anything contained in this Note to the contrary, the Company shall have the option at any time on or prior to the Maturity Date to prepay this Note by issuing that number of fully paid and nonassessable shares of Common Stock determined by dividing all of the unpaid principal and interest due on this Note as of the date of conversion by
2.00. As a condition precedent to conversion of this Note into shares of Common Stock, the Holders will be required to execute a stock purchase agreement and other agreements customarily prepared in connection with the conversion of a
Note into shares of Common Stock.

         (d) Issuance of Securities on Conversion. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Note, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock to which Holder shall be entitled on such conversion. No fractional shares will be issued on conversion of this Note. If Holder would otherwise be entitled to a fractional share, Holder shall receive a cash payment equal to the per share price of the Common Stock (subject to adjustment, as applicable) multiplied by the fractional share the Holder would otherwise be entitled to receive.

         (e) Termination of Rights. All rights with respect to this Note shall terminate upon (i) the issuance of shares of Common Stock (as applicable) upon conversion of this Note pursuant to this Section 5; or (ii) upon prepayment pursuant to Section 14 hereof, whether or not this Note has been surrendered. Notwithstanding the foregoing, the Holder agrees to surrender this Note to the Company for cancellation as soon as is practicable following conversion of this Note.

6. Representations of the Company. The Company represents and warrants to the Holder as follows:

         (a) Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such


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laws. The Company has requisite corporate power and authority to carry on its business as presently conducted.


         (b) Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Note and to carry out and perform its obligations under the terms of this Note.

         (c) Authorization. All corporate action on the part of the Company and its directors necessary for the authorization, sale, issuance and delivery of this Note and the performance of all of the Company's obligations hereunder has been taken.

         (d) Compliance With Other Instruments. The Company is not in violation of any provisions of its Articles of Incorporation or Bylaws or in violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or any provision of federal or state statute, rule or regulation applicable to the Company, where such violation or default would have a material adverse effect on the business of the Company.

7. Representations of the Holder. The Holder hereby represents and warrants to the Company with respect to the purchase of this Note as follows:

         (a) Investment. Holder understands that the investment in this Note is a speculative investment, and represents that it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Note, and that it is purchasing this Note for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws. The Holder further represents that it understands that this Note and any shares of equity securities of the Company issued upon conversion of this Note (the "Note Shares") have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder acknowledges and understands that this Note and the Note Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available, and that the Company is under no obligation to register or qualify this Note or the Note Shares.

         (b) Access to Data. The Holder acknowledges that it has received and reviewed this Note and all the information it considers necessary or appropriate for deciding whether to purchase this Note. The Holder has had an opportunity to discuss the Company's business, management, financial affairs, financial condition, prospects, properties and assets with its officers and directors. The Holder understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.


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         (c) Accredited Investor. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as defined herein.

8. Registration. The Company shall treat the person or entity in whose name this Note shall be registered as the absolute owner of this Note for the purpose of receiving payment of principal and interest and for all other purposes. This Note may be exchanged only upon the surrender thereof by the registered holder at the office or agency of the Company, for a new Note of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Note. This Note may be surrendered for exchange or transfer at such office or agency. The Company shall be entitled to rely in all respects upon such registry and shall not be obligated to honor any notice to the contrary.

9. Restrictions on Transferability of Securities; Compliance with Securities
Act.

         (a) Restrictions on Transferability. This Note and the Note Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Holder will cause any proposed purchaser, assignee, transferee, or pledgee of this Note or the Note Shares held by the Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 9.

         (b) Restrictive Legends. Each certificate or note representing this Note or the Note Shares and any other securities issued in respect of the Note Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 9(c) below) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legend required under applicable state securities laws):


                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT" OR "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE ACT OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY


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                  OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE
                  CORPORATION.


         The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of this Note or the Note Shares in order to implement the restrictions on transfer established in this Section 9.

         (c) Notice of Proposed Transfers. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 9(c). Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accomplished at such Holder's expense by an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 9(b) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

10. Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 12, the rights and obligations of Company and Holder hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

11. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder.

12. Assignment by Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company, provided, that, such successor corporation acquires all or substantially all of Company's property and assets.

13. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight


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courier, freight prepaid or (d) one business day after the business day of a facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, to ___________, and (ii) if to the Company, at the address of its principal corporate offices (Attn: V. William Lucchetti, Jr. President), or at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above.

14. Payment; Prepayment.

         (a) Payment shall be made in lawful tender of the United States, if this note is not otherwise converted pursuant to the terms hereunder.

         (b) The Company shall have the right to prepay at any time, without penalty, in whole or in part, the unpaid principal and interest due on this Note.

15. Default Rate; Usury. In the event that any payment of principal or interest provided for herein is not paid by Company when due (including the entire unpaid balance of this Note in the event such amount is made immediately due and payable pursuant to the terms hereof), then Company shall pay interest on such amounts not paid when due at a rate per annum one percent (1%) higher than the rate otherwise applicable hereunder. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

16. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.


         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                           THE MACREPORT.NET, INC.




                                           By:
                                              -------------------------------
         ATTEST:                           V. William Lucchetti, Jr.
                                           Chairman, Chief Executive Officer and
                                           President
         ------------------------